Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date:	February 26, 2021

WP WINDSTAR INVESTMENTS LTD

By:	/s/ David Sreter
Name:	David Sreter
Title:	Director

WARBURG PINCUS (CALLISTO) GLOBAL GROWTH (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS (EUROPA) GLOBAL GROWTH (CAYMAN), L.P.

By: By: By: By:
Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
Warburg Pincus Partners II (Cayman), L.P., its managing member
Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH-B (CAYMAN), L.P.

By: By: By: By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
Warburg Pincus Partners II (Cayman), L.P., its managing member
Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH-E (CAYMAN), L.P.

By: By: By: By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
Warburg Pincus Partners II (Cayman), L.P., its managing member
Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS GLOBAL GROWTH PARTNERS (CAYMAN), L.P.

By:	Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WP GLOBAL GROWTH PARTNERS (CAYMAN), L.P.

By: By: By: By:
Warburg Pincus (Cayman) Global Growth GP, L.P., its general partner
Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
Warburg Pincus Partners II (Cayman), L.P., its managing member
Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR (CAYMAN), L.P.

By: By: By: By:	Warburg Pincus (Cayman) Financial Sector GP, L.P., its general partner
Warburg Pincus (Cayman) Financial Sector GP LLC, its general partner
Warburg Pincus Partners II (Cayman), L.P., its managing member
Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR-D (CAYMAN), L.P.

By: By: By: By:	Warburg Pincus (Cayman) Financial Sector GP, L.P., its general partner
Warburg Pincus (Cayman) Financial Sector GP LLC, its general partner
Warburg Pincus Partners II (Cayman), L.P., its managing member
Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS FINANCIAL SECTOR PARTNERS (CAYMAN), L.P.

By: By: By: By:	Warburg Pincus (Cayman) Financial Sector GP, L.P., its general partner
Warburg Pincus (Cayman) Financial Sector GP LLC, its general partner
Warburg Pincus Partners II (Cayman), L.P., its managing member
Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH GP, L.P.

By:	Warburg Pincus (Cayman) Global Growth GP LLC, its general partner
By:	Warburg Pincus Partners II (Cayman), L.P., its managing member
By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) GLOBAL GROWTH GP LLC

By: By:	Warburg Pincus Partners II (Cayman), L.P., its managing member Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR GP, L.P.

By: By: By:	Warburg Pincus (Cayman) Financial Sector GP LLC, its general partner Warburg Pincus Partners II (Cayman), L.P., its managing member Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS (CAYMAN) FINANCIAL SECTOR GP LLC

By: By:	Warburg Pincus Partners II (Cayman), L.P., its managing member Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS PARTNERS II (CAYMAN), L.P.

By:	Warburg Pincus (Bermuda) Private Equity GP Ltd., its general partner

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS (BERMUDA) PRIVATE EQUITY GP LTD.

By:	/s/ David Sreter
Name:	David Sreter
Title:	Authorised Signatory

WARBURG PINCUS LLC

By:	/s/ David Sreter
Name:	David Sreter
Title:	Managing Director